UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2013

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22400 Davis Drive, Sterling Virginia 20164
(Address of principal executive offices) (Zip Code)

(703) 406-2800
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)     On March 15, 2013, the audit committee of our board of directors, upon the recommendation of management and after discussion with our independent registered public accounting firm, Yount, Hyde & Barbour, P.C. concluded that the previously issued interim financial statements contained in our Form 10-Q for the nine months ended September 30, 2012,  should no longer be relied upon because of an error in those financial statements, and that we will restate these financial statements to make the necessary accounting corrections.

The error relates to the calculation of revenue on a fixed price contract which used the percentage of completion method for recognizing revenue and profits.  Under the percentage of completion method, revenue and profits are recorded as costs are incurred based on the total sales value and estimated costs at completion.  There was an error in the calculation of estimated costs at completion of the contract resulting in estimated costs being understated and revenue being overstated in the amount of $236,943.  The amounts to be restated are as follows:

Quarter Ended	Decrease in Revenue	Decrease in Net Income
September 30, 2012	$236,943	$134,943

Our management identified the error with respect to the revenue calculation, and our audit committee and management have discussed the matter disclosed in this Item 4.02 with our independent registered public accounting firm, Yount, Hyde & Barbour, P.C.

We will issue restated financial statements reflecting the corrected revenue and net income amounts with the filing of our amended Form 10-Q for the nine months ended September 30, 2012.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits           None

Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2011, filed with the Securities and Exchange Commission on March 28, 2012. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2013                                                           Sutron Corporation
(Registrant)

/s/ Sidney C. Hooper
Sidney C. Hooper
Chief Financial Officer and Principal
Accounting Officer